                                                                   EXHIBIT 10.24



                         AMERICAN COMMERCIAL LINES INC.

                        RESTRICTED STOCK AWARD AGREEMENT

         THIS RESTRICTED STOCK AWARD AGREEMENT (this "Agreement") is made and entered into as of this 18th day of January, 2005 (the "Grant Date"), by and between American Commercial Lines Inc., a Delaware corporation (the "Company"), and W. Norbert Whitlock ("Participant"), pursuant to the American Commercial Lines Inc. Equity Award Plan for Employees, Officers and Directors (the "Plan"). This Agreement and the award contained herein is subject to the terms and conditions set forth in the Plan, which are incorporated by reference herein, and the following terms and conditions:

         1. RECEIPT OF PLAN; AWARD OF RESTRICTED STOCK. Participant acknowledges receipt of a copy of the Plan. In consideration for the prior and continued service of Participant as Senior Vice President and Chief Operating Officer of the Company and Senior Vice President and Chief Operating Officer of each of the operating companies that are subsidiaries or controlled affiliates of the Company, the Company hereby awards to Participant, subject to the further terms and conditions set forth in this Agreement, 28,038 shares (the "Restricted Stock") of its common stock, $0.01 par value per share (the "Common Stock"), as of the Grant Date.

         2. RIGHTS OF STOCKHOLDER. Participant shall have all of the rights of a stockholder with respect to the shares of Restricted Stock (including the right to vote the shares of Restricted Stock and the right to receive dividends with respect to the shares of Restricted Stock), except as provided in Section 3 and
Section 5 hereof.

         3. RESTRICTIONS ON TRANSFER. Except as otherwise provided in this Agreement, Participant may not sell, transfer, assign, pledge, encumber or otherwise dispose of any of the shares of Restricted Stock or the rights granted hereunder (any such disposition or encumbrance being referred to herein as a "Transfer"). Any Transfer or purported Transfer by Participant of any of the shares of Restricted Stock shall be null and void and the Company shall not recognize or give effect to such Transfer on its books and records or recognize the person to whom such purported Transfer has been made as the legal or beneficial holder of such shares. The shares of Restricted Stock shall not be subject to sale, execution, pledge, attachment, encumbrance or other process and no person shall be entitled to exercise any rights of Participant as the holder of such Restricted Stock by virtue of any attempted execution, attachment or other process until the restrictions imposed herein on the Transfer of the shares of Restricted Stock shall lapse as provided in Section 4 hereof. All certificates representing the shares of Restricted Stock shall have endorsed thereon the following legend (in addition to any other legends that are customary or required on certificates representing shares of the Common Stock):

                  "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE AMERICAN COMMERCIAL LINES INC. EQUITY AWARD PLAN FOR EMPLOYEES, OFFICERS AND DIRECTORS AND AN AWARD AGREEMENT FOR RESTRICTED STOCK ENTERED INTO BETWEEN THE REGISTERED OWNER AND AMERICAN COMMERCIAL LINES INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE AT THE OFFICE OF THE SECRETARY OF AMERICAN COMMERCIAL LINES INC."

         Until such restrictions have lapsed, any certificates representing any shares of Restricted Stock shall be held in custody by the Company, and Participant shall, as a condition of any award of Restricted Stock, have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award. Participant may request the removal of such restricted stock legend from certificates representing any shares of Restricted Stock as to which the restrictions imposed herein on the transfer thereof shall have lapsed as provided in Section 4 hereof. Such request shall be in writing to the Senior Vice President, Law and Administration, of the Company, with a copy to the Chairman of the Compensation Committee of the Company.

         4. LAPSE OF RESTRICTIONS AND FORFEITURE. Subject to Section 4(b) hereof, the restrictions on transfer imposed on the shares of Restricted Stock by Section 3 shall lapse with respect to the shares of Restricted Stock and Participant will vest, or gain actual "ownership" of the shares of Restricted Stock in accordance with the terms of Section 4(a) hereof.

              (a) RESTRICTED PERIOD; LAPSE OF RESTRICTIONS AND VESTING. Of the 28,038 shares of Restricted Stock granted to Participant, the restrictions on the specified portions shall lapse and such portion of the shares shall become fully vested and not subject to forfeiture to the Company as follows: one-third on the first anniversary of the Grant Date, one-third on the second anniversary of the Grant Date, and one-third on the third anniversary of the Grant Date.

              (b) Notwithstanding anything to the contrary in Section 4(a), in the event that prior to the lapse of restrictions on transfer pursuant to
Section 4(a), Participant's relationship as an employee of the Company is terminated by Participant for other than for Good Reason, or due to Cause, each as defined below, Participant shall forfeit, on the date on which such relationship is terminated, all of the shares of Restricted Stock as to which the restrictions on transfer imposed thereon by Section 3 hereof shall not have lapsed prior to such date. In the event that prior to the lapse of restrictions on transfer pursuant to Section 4(a), Participant's relationship as an employee of the Company is terminated by Participant for Good Reason, by the Company without Cause, due to death or due to Disability, all of the restrictions on the transfer of the shares of Restricted Stock shall lapse and the shares shall be fully vested.

                   A. For purposes of this Agreement, "Cause" shall mean that Participant has:

                             (i) been convicted of, or pled nolo contendere to,
                   a felony or crime involving moral turpitude or an indictment for any felony or misdemeanor involving moral turpitude, if such indictment is not discharged or otherwise resolved within 18 months; or

                             (ii) committed an act of personal dishonesty or
                   fraud involving personal profit in connection with Participant's employment by the Company; or

                             (iii) committed a material breach of any material
                   covenant, provision, term, condition, understanding or undertaking set forth in this Agreement; or

                             (iv) committed an act which the Board of Directors
                   of the Company (the "Board") has found to have involved willful misconduct or gross negligence on the part of Participant; or

                             (v) failed or refused to substantially perform the
                   lawful duties of his employment in any material respect; or

                             (vi) failed to comply with the lawful material
                   written rules and material policies of the Company in any material respect, as determined by the Board;

         provided, however, that no termination under clause (iii), (iv), (v) or
         (vi) above shall be effective unless Participant shall have first received written notice describing in reasonable detail the basis for the termination and within fifteen (15) days following delivery of such notice Participant shall have failed to cure such alleged behavior constituting "cause"; provided, further, that this notice requirement prior to termination shall be applicable only if such behavior or breach is capable of being cured.

                   B. For purposes of this Agreement, "Good Reason" shall mean the resignation or retirement of Participant from employment with the Company with the consent of the Company, such consent may be given at the Company's sole discretion. Participant shall deliver written notice to the Company of his intention to resign or retire from employment by the Company at least ninety (90) days prior to his expected last day of employment by the Company. The Company shall provide notice to Participant within thirty (30) days of its receipt of such notice indicating whether the Company consents to Participant's resignation or Retirement and, therefore, whether Participant's relationship as an employee of the Company is terminated for "Good Reason."

              (c) Notwithstanding anything to the contrary in Section 4(a) hereof, in the event of a Change in Control, the restrictions on transfer imposed by Section 3 on the shares of Restricted Stock shall lapse. For purposes of this Agreement, "Change in Control" shall mean the occurrence of any of the following events, each of which shall be determined independently of the others:

                             (i) any "Person" (as defined herein), other than a
                   holder of at least 10% of the outstanding voting power of the Company as of the Grant Date, becomes a "beneficial owner" (as such term is used in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of a majority of the stock of the Company entitled to vote in the election of directors of the Company. For purposes of this definition, the term "Person" is used as such term is used in Sections 13(d) and 14(d) of the Exchange Act;

                             (ii) the individuals who are "Continuing Directors"
                   (as hereinafter defined) of the Company cease to constitute a majority of the members of the Board. For purposes of this definition, "Continuing Directors" shall mean the members of the Board on the Grant Date, provided that any person becoming a member of the Board subsequent to such date whose election or nomination for election was supported by at least a majority of the directors who then comprised the Continuing Directors shall be considered to be a Continuing Director;

                             (iii) the stockholders of the Company adopt and
                   consummate a plan of complete or substantial liquidation or an agreement providing for the distribution of all or substantially all of the assets of the Company;

                             (iv) the Company is a party to a merger,
                   consolidation, other form of business combination or a sale of all or substantially all of its assets, with an unaffiliated third party, unless the business of the Company following consummation of such merger, consolidation or other business combination is continued following any such transaction by a resulting entity (which may be, but need not be, the Company) and the stockholders of the Company immediately prior to such transaction hold, directly or indirectly, at least a majority of the voting power of the resulting entity; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) or a merger, consolidation, other form of business combination in which the Company or successor entity is controlled by Continuing Directors shall not constitute a Change in Control;

                             (v) there is a Change in Control of the Company of
                   a nature that is reported in response to item 5.01 of Current Report on Form 8-K or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not the Company, is then subject to such reporting requirements; provided, however, that for purposes of this Agreement a Change in Control shall not be deemed to occur if the Person or Persons deemed to have acquired control is or are a holder of at least 10% of the outstanding voting power of the Company as of the date of this Agreement; or

                             (vi) the Company consummates a transaction which
                   constitutes a "Rule 13e-3 transaction" (as such term is defined in Rule 13e-3 of the Exchange Act) prior to the termination or expiration of this Agreement.

              (d) In the event of a Rule 13e-3 transaction, then effective coincident with the consummation of such Rule 13e-3 transaction, all non-vested Restricted Stock issued hereunder shall immediately vest and be exercisable by Participant notwithstanding the vesting schedules set forth in Section 5(a) hereof; provided, however, that notwithstanding the foregoing, in connection with the consummation of such Change in Control or Rule 13e-3 transaction, all such non-vested Restricted Stock then held by Participant shall be deemed to vest and become exercisable at such time in order to permit Participant to participate in such transaction.

         5. TRANSFERABILITY. Notwithstanding anything contained in this Agreement to the contrary, shares of Restricted Stock are not transferable or assignable by Participant until the restrictions thereon have lapsed.

         6. ADJUSTMENT PROVISIONS. If, during the term of this Agreement, there shall be any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, rights offering or extraordinary distribution with respect to the Common Stock, or other change in corporate structure affecting the Common Stock, the Committee shall make or cause to be made an appropriate and equitable substitution, adjustment or treatment with respect to the Restricted Stock, including a substitution or adjustment in the aggregate number or kind of shares subject to this Agreement, notwithstanding that the Restricted Stock is subject to the restrictions on transfer imposed by Section 3 above. Any securities, awards or rights issued pursuant to this Section 6 shall be subject to the same restrictions as the underlying Restricted Stock to which they relate.

         7. TAX WITHHOLDING. As a condition precedent to the receipt of any shares of Restricted Stock hereunder, Participant agrees to pay to the Company, at such times as the Company shall determine, such amounts as the Company shall deem necessary to satisfy any withholding taxes due on income that Participant recognizes as a result of (i) the lapse of the restrictions imposed by Section 3 hereof on the shares of Restricted Stock or (ii) Participant's filing of an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, (the "Code"), with respect to the shares of Restricted Stock. The obligations of the Company under this Agreement and the Plan shall be conditional on such payment or arrangements, and the Company, its Affiliates and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to Participant.

         8. REGISTRATION. This award of Restricted Stock is subject to the condition that if at any time the Board or Compensation Committee shall determine, in its discretion, that the listing of the shares of Common Stock subject hereto on any securities exchange, or the registration or qualification of such shares under any federal or state law, or the consent or approval of any regulatory body, shall be necessary or desirable as a condition of, or in connection with, the grant, receipt or delivery of shares hereunder, such grant, receipt or delivery will not be effected unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or Compensation Committee. The Company agrees to make every reasonable effort to effect or obtain any such listing, registration, qualification, consent or approval.

         9. RIGHTS OF PARTICIPANT. In no event shall this award of Restricted Stock or the other provisions hereof or the acceptance by Participant of this award of Restricted Stock interfere with or limit in any way the right of the Company, any of its Affiliates or Subsidiaries to terminate Participant's relationship as an employee of the Company at any time, nor confer upon Participant any right to continue as an employee of the Company for any period of time or to continue his or her present or any other rate of compensation.

         10. CONSTRUCTION.

              (a) SUCCESSORS. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs and successors, except as expressly herein otherwise provided.

              (b) ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire understanding between the parties with respect to the matters referred to herein. Subject to Section 16(c) of the Plan, this Agreement may be amended by the Board or Compensation Committee at any time.

              (c) CAPITALIZED TERMS; HEADINGS; PRONOUNS; GOVERNING LAW. Capitalized terms used and not otherwise defined herein are deemed to have the same meanings as in the Plan. The descriptive headings of the respective sections and subsections of this Agreement are inserted for convenience of reference only and shall not be deemed to modify or construe the provisions which follow them. Any use of any masculine pronoun shall include the feminine and vice-versa and any use of a singular, the plural and vice-versa, as the context and facts may require. The construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of Delaware.

              (d) NOTICES. Each notice relating to this Agreement shall be in writing and shall be sufficiently given if delivered by registered or certified mail, or by a nationally recognized overnight delivery service, with postage or charges prepaid, to the address hereinafter provided in this Section 10. Any such notice or communication given by first-class mail shall be deemed to have been given two business days after the date so mailed, and such notice or communication given by overnight delivery service shall be deemed to have been given one business day after the date so sent, provided such notice or communication arrives at its destination. Each notice to the Company shall be addressed to it at its offices at 1701 East Market Street, Jeffersonville, Indiana 47130 (attention: Senior Vice President, Law and Administration), with a copy to the Chairman of the Compensation Committee of the Company or to such other designee of the Company. Each notice to Participant shall be addressed to Participant at Participant's address shown on the signature page hereof.

              (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such provision or the remaining provisions of this Agreement or the application of such provision to other parties or circumstances.

              (f) COUNTERPART EXECUTION. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute the entire document.


                                            AMERICAN COMMERCIAL LINES INC.


                                            By: /s/ Lisa L. Fleming
                                               ---------------------------------
                                            Title: Senior Vice President,
                                                   -----------------------------
                                                   Law & Administration
                                                   -----------------------------


Accepted this 18th day of
January, 2005.


PARTICIPANT:

/s/ W. Norb Whitlock
-----------------------------
W. NORB WHITLOCK


PARTICIPANT'S ADDRESS:


-----------------------------

-----------------------------

-----------------------------